                          PACIFIC GULF PROPERTIES INC.

                         INDEX TO FINANCIAL STATEMENTS

                                                                                        PAGE
                                                                                        ----
PRO FORMA FINANCIAL INFORMATION (UNAUDITED)
  Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1996.................   F-3
  Pro Forma Condensed Consolidated Statement of Operations
     for the Three Months Ended March 31, 1996........................................   F-4
  Pro Forma Condensed Consolidated Statement of Operations
     for the Year ended December 31, 1995.............................................   F-5
  Notes to Pro Forma Condensed Consolidated Financial Statements......................   F-6
BAY SAN MARCOS INDUSTRIAL PARK
  Report of Independent Auditors......................................................  F-10
  Statement of Revenues and Certain Expenses for the Year Ended December 31, 1995 and
     the Three Months Ended March 31, 1996 (Unaudited)................................  F-11
  Notes to Statement of Revenues and Certain Expenses.................................  F-12
ESCONDIDO BUSINESS CENTER
  Report of Independent Certified Public Accountants..................................  F-14
  Statement of Revenues and Certain Expenses for the Year Ended December 31, 1995
     and the Three Months Ended March 31, 1996 (Unaudited)............................  F-15
  Notes to Statement of Revenues and Certain Expenses.................................  F-16
EDEN LANDING COMMERCE PARK
  Report of Independent Auditors......................................................  F-18
  Statement of Revenue and Expenses for the Year Ended December 31, 1995 and the Three
     Months Ended March 31, 1996 (Unaudited)..........................................  F-19
  Notes to Statement of Revenues and Certain Expenses.................................  F-20
RIVERVIEW INDUSTRIAL PARK
  Report of Independent Auditors......................................................  F-22
  Statement of Revenue and Certain Expenses for the Year Ended December 31, 1995 and
     the Three Months Ended March 31, 1996 (Unaudited)................................  F-23
  Notes to Statement of Revenues and Certain Expenses.................................  F-24
PACIFIC PARK
  Report of Independent Auditors......................................................  F-26
  Statement of Revenue and Certain Expenses for the Year Ended December 31, 1995 and
     the Three Months Ended March 31, 1996 (Unaudited)................................  F-27
  Notes to Statement of Revenues and Certain Expenses.................................  F-28

                                  Exhibit 99.1

                          PACIFIC GULF PROPERTIES INC.

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                                  (UNAUDITED)

     Pacific Gulf Properties Inc. (the "Company") was formed in 1993 and completed its initial public offering in February 1994. Subsequent to the completion of this offering of 2,015,581 shares of Common Stock (the "Offering"), it is anticipated that the Company will acquire nine additional industrial properties containing approximately 1,352,000 leasable square feet located in California as more fully described in this Prospectus Supplement (the "Acquisition Properties").

     The following unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1996 is based on the unaudited historical financial statements of the Company and has been prepared as if each of the following transactions had occurred as of March 31, 1996: (i) the completion of this Offering, the establishment of the Company's acquisition line of credit and the application of the net proceeds thereof as described in this Prospectus Supplement, and (ii) the purchase of the Acquisition Properties. The following unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1995 is based on the historical financial statements of the Company and has been prepared as if each of the following transactions had occurred as of the beginning of the period presented: (i) the purchases completed by the Company during 1995 consisting of 12 multifamily properties and one industrial property containing approximately 475,000 leasable square feet located in Seattle, Washington, (ii) the sale of the Company's four multifamily properties located in Texas, (iii) the purchase completed by the Company in March 1996 of an industrial property containing approximately 189,000 leasable square feet located in Garden Grove, California, (iv) the purchase of the Acquisition Properties, and (v) the completion of the Offering, the establishment of the Company's acquisition line of credit and the application of the net proceeds thereof as described in this Prospectus Supplement. The unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 1996 is based on the historical financial statements of the Company and has been prepared as if each of the following transactions had occurred as of the beginning of the period presented: (i) the purchase completed by the Company in March 1996 of an industrial property containing approximately 189,000 leasable square feet located in Garden Grove, California, (ii) the purchase of the Acquisition Properties, and (iii) the completion of the Offering, the establishment of the Company's acquisition line of credit and the application of the net proceeds thereof as described in this Prospectus Supplement.

     The following pro forma information is not necessarily indicative of what the Company's financial position or results of operations would have been assuming the completion of the described transactions as of the beginning of the periods indicated, nor does it purport to project the Company's financial position or results of operations at any future date or for any future period. In addition, the historical operating results for the three months ended March 31, 1996 are not necessarily indicative of the results to be obtained by the Company for the year ending December 31, 1996. The following information should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and all of the financial statements and notes thereto contained elsewhere in this Prospectus Supplement, the accompanying Prospectus or incorporated therein by reference.

                          PACIFIC GULF PROPERTIES INC.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                 MARCH 31, 1996
                                  (UNAUDITED)
                                 (IN THOUSANDS)

                                                              PRO FORMA
                                             ISSUANCE OF       BEFORE
                              COMPANY          COMMON        ACQUISITION     ACQUISITION       COMPANY
                             HISTORICAL        SHARES        PROPERTIES      PROPERTIES       PRO FORMA
                             ----------      -----------     -----------     -----------      ---------
ASSETS
Real estate, net...........   $ 284,970        $    --        $ 284,970       $  52,335(B)    $337,305
Cash and cash
  equivalents..............       2,466         30,283(A)        32,749         (28,518)(B)      4,231
Accounts receivable........         857             --              857              --            857
Other assets...............       6,097             --            6,097              --          6,097
                               --------        -------         --------        --------       --------
                              $ 294,390        $30,283        $ 324,673       $  23,817       $348,490
                               ========        =======         ========        ========       ========
LIABILITIES AND
  SHAREHOLDERS' EQUITY
Loans payable..............   $ 157,606        $    --        $ 157,606       $      --       $157,606
Acquisition line of
  credit...................          --             --               --          23,817(B)      23,817
Accounts payable and
  accrued liabilities......       5,264             --            5,264              --          5,264
Dividends payable..........       1,944             --            1,944              --          1,944
Convertible subordinated
  debentures...............      55,649             --           55,649              --         55,649
                               --------        -------         --------        --------       --------
                                220,463                         220,463          23,817        244,280
Minority interest in
  consolidated
  partnership..............       3,518             --            3,518                          3,518
Shareholders' equity
  Common shares............          49             20(A)            69              --             69
  Outstanding restricted
     stock.................        (638)            --             (638)             --           (638 )
  Additional paid in
     capital...............      78,028         30,263(A)       108,291              --        108,291
  Distributions in excess
     of earnings...........      (7,030)            --           (7,030)             --         (7,030 )
                               --------        -------         --------        --------       --------
                                 70,409         30,283          100,692              --        100,692
                               --------        -------         --------        --------       --------
                              $ 294,390        $30,283        $ 324,673       $  23,817       $348,490
                               ========        =======         ========        ========       ========

     The accompanying notes are an integral part of the pro forma financial statements.

                          PACIFIC GULF PROPERTIES INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                   FOR THE THREE MONTHS ENDED MARCH 31, 1996
                                  (UNAUDITED)
                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                 PRO FORMA
                                                                  BEFORE
                                    COMPANY       PRO FORMA     ACQUISITION    ACQUISITION     COMPANY
                                  HISTORICAL     ADJUSTMENTS    PROPERTIES    PROPERTIES(I)   PRO FORMA
                                 -------------   -----------    -----------   -------------   ---------
REVENUES
  Rental income
     Multifamily...............    $   7,051        $  --         $ 7,051        $    --      $   7,051
     Industrial................        3,784          195(C)        3,979          1,822          5,801
                                   ---------         ----         -------         ------      ---------
                                      10,835          195          11,030          1,822         12,852
EXPENSES
  Rental property expenses
     Multifamily...............        2,786           --           2,786             --          2,786
     Industrial................          948           72(C)        1,020            473          1,493
                                   ---------         ----         -------         ------      ---------
                                       3,734           72           3,806            473          4,279
  Depreciation.................        1,835           16(D)        1,851            211          2,062
  Interest (including
     amortization of financing
     costs)....................        4,326          124(E)        4,450            450          4,900
  General and administrative...          647           --             647             --            647
                                   ---------         ----         -------         ------      ---------
                                      10,542          212          10,754          1,134         11,888
                                   ---------         ----         -------         ------      ---------
NET INCOME.....................    $     293        $ (17)        $   276        $   688      $     964
                                   =========         ====         =======         ======      =========
WEIGHTED AVERAGE COMMON
  SHARES(J)(K).................    4,864,044                                                  6,879,625
                                   =========                                                  =========
NET INCOME PER COMMON SHARE....         $.06                                                       $.14

     The accompanying notes are an integral part of the pro forma financial statements.

                          PACIFIC GULF PROPERTIES INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)
                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                 PRO FORMA
                                                                  BEFORE
                                  COMPANY        PRO FORMA      ACQUISITION     ACQUISITION      COMPANY
                                 HISTORICAL     ADJUSTMENTS     PROPERTIES     PROPERTIES(I)    PRO FORMA
                                 ----------     -----------     -----------    -------------    ---------
REVENUES
  Rental income
     Multifamily..............   $   24,898       $ 2,948(F)      $27,846         $--           $  27,846
     Industrial...............       12,193         3,996(F)       16,189           7,109          23,298
                                  ---------       -------         -------          ------       ---------
                                     37,091         6,944          44,035           7,109          51,144
EXPENSES
  Rental property expenses
     Multifamily..............       10,215         1,476(F)       11,691          --              11,691
     Industrial...............        2,567         1,695(F)        4,262           2,106           6,368
                                  ---------       -------         -------          ------       ---------
                                     12,782         3,171          15,953           2,106          18,059
  Depreciation................        6,081           881(G)        6,962             843           7,805
  Interest (including
     amortization of financing
     costs)...................       14,066         3,800(H)       17,866           1,803          19,669
  General and
     administrative...........        2,423        --               2,423          --               2,423
                                  ---------       -------         -------          ------       ---------
                                     35,352         7,852          43,204           4,752          47,956
                                  ---------       -------         -------          ------       ---------
INCOME BEFORE GAIN ON SALE OF
  PROPERTIES(L)...............   $    1,739       $  (908)        $   831         $ 2,357       $   3,188
                                  =========       =======         =======          ======       =========
WEIGHTED AVERAGE
  COMMON SHARES(J)(K).........    4,830,723                                                     6,846,304
                                  =========                                                     =========
INCOME BEFORE GAIN ON SALES OF
  PROPERTIES PER COMMON
  SHARE.......................         $.36                                                          $.47

     The accompanying notes are an integral part of the pro forma financial statements.

                          PACIFIC GULF PROPERTIES INC.

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

(Dollars in thousands, except per share data)

(A) Reflects the issuance of 2,015,581 additional shares of Common Stock of the Company at the offering price of $16.375 per share and the application of the net proceeds from the Offering as follows:

     Common stock issued at $.01 par value per share..............................  $    20
     Capital in excess of par value...............................................   32,985
                                                                                    -------
     Gross proceeds from the Offering.............................................   33,005
     Less: offering costs.........................................................   (2,722)
                                                                                    -------
     Net proceeds from the Offering available for purchase of the Acquisition
       Properties and planned capital improvements................................  $30,283
                                                                                    =======

(B)  Reflects the purchase of the Acquisition Properties as follows:

                         PROPERTY                             LOCATION           PURCHASE PRICE
     ------------------------------------------------  ----------------------    --------------
     Bay San Marcos Industrial Park                    San Marcos, CA               $  4,678
     Escondido Business Center                         Escondido, CA                  10,372
     Bell Ranch Road                                   Santa Fe Springs, CA            3,750
     Riverview Industrial Park                         San Bernardino, CA              6,425
     Pacific Center                                    Aliso Viejo, CA                 6,900
     Eden Landing Commerce Center                      Hayward, CA                     7,550
     North County                                      Yorba Linda, CA                 6,350
     San Marcos Commerce Center                        San Marcos, CA                  2,710
     La Mirada Business Center                         La Mirada, CA                   3,600
                                                                                     -------
                                                                                    $ 52,335
                                                                                     =======

     The Acquisition Properties are being purchased from third parties and have been reflected at their purchase price. The Company plans expending $1,765 for capital improvements relating to the Acquisition Properties subsequent to their purchase. In conjunction with the purchase of the Acquisition Properties, the Company anticipates borrowing $23,817 under its Acquisition Line of Credit to fund a portion of such acquisitions with the remainder of the purchase price funded from proceeds of the Offering. Net proceeds from the Offering remaining after these acquisitions will be used to fund the Company's planned capital improvements to the Acquisition Properties.

(C) The pro forma adjustments for the three months ended March 31, 1996 include the actual revenues and certain expenses of a 189,000 square foot industrial property acquired by the Company during March 1996 for the period prior to its purchase, adjusted to reflect increased property taxes based on the properties' acquisition cost and current property tax rates.

(D) Depreciation on the industrial property acquired by the Company during 1996, for the period prior to its acquisition, is computed utilizing the estimated remaining useful life of approximately 40 years and the depreciable cost basis of the property as follows:

                                                                                       PRO FORMA
                                         DATE OF         PURCHASE     DEPRECIABLE     DEPRECIATION
                PROPERTY               ACQUISITION        PRICE          BASIS          EXPENSE
     -------------------------------  --------------     --------     -----------     ------------
     Pacific Gulf Business Park.....  March 16, 1996      $6,800        $ 3,009           $ 16

(E) Interest expense associated with the borrowing used to finance the purchase of the industrial property acquired by the Company during 1996, for the period prior to its acquisition, was calculated based on the actual interest rate of the specific new borrowing as follows:

                                                                                       PRO FORMA
                                                                          INTEREST     INTEREST
                             PROPERTY                           DEBT        RATE        EXPENSE
     --------------------------------------------------------  ------     --------     ---------
     Pacific Gulf Business Park..............................  $8,000       7.3%         $ 122
     Amortization of loan fees and financing costs on related
       borrowings financing the acquisition..................                                2
                                                                                          ----
                                                                                         $ 124
                                                                                          ====

     The Company borrowed $8,000 of new debt related to this acquisition collateralized by another property. Of the borrowing, $6,800 was used to purchase the property. The remaining proceeds will be used to rehabilitate the Property.

(F) The pro forma adjustments for the year ended December 31, 1995 include the actual revenues and certain expenses of multifamily and industrial properties for the period prior to their acquisition or disposal by the Company as follows:

                                                      1995          TEXAS          1996
                                                  ACQUISITIONS   DISPOSITIONS   ACQUISITION   TOTAL
                                                  ------------   ------------   -----------   ------
     Rental income
       Multifamily..............................    $  8,426       $ (5,478)       $  --      $2,948
       Industrial...............................       3,272             --          724       3,996
                                                     -------        -------         ----      ------
                                                      11,698         (5,478)         724       6,944
                                                     -------        -------         ----      ------
     Rental property expenses
       Multifamily..............................       3,878         (2,402)          --       1,476
       Industrial...............................       1,317             --          378       1,695
                                                     -------        -------         ----      ------
                                                       5,195         (2,402)         378       3,171
                                                     -------        -------         ----      ------
                                                    $  6,503       $ (3,076)       $ 346      $3,773
                                                     =======        =======         ====      ======

(G) Reflects additional depreciation expense of $1,414 relating to the multifamily and industrial properties acquired by the Company, net of the reduction in depreciation due to the sale of the Company's Texas apartment portfolio of $533, which represents the actual depreciation relating to the Texas apartment portfolio for the three month period ended March 31, 1996. The additional depreciation expense on the multifamily and industrial properties acquired by the Company during 1995 and 1996, for the period prior to their acquisition, was computed utilizing the estimated remaining useful lives and depreciable cost basis of the properties as follows:

                                                                 DEPRECIABLE       PRO FORMA
                                     DATE OF        PURCHASE        BASIS         DEPRECIATION
             PROPERTY              ACQUISITION       PRICE     (EXCLUDING LAND)     EXPENSE
     -------------------------  ------------------  --------   ----------------   ------------
     40 Year Life Property:
       Konwiser Acquisition
          Properties..........   August 16, 1995    $71,469        $ 52,281          $  817
       Heatherwood
          Apartments..........  November 21, 1995    12,500          10,000             222
       Tukwila Business Park..  December 15, 1995    17,250          11,019             264
       Pacific Gulf Business
          Park................    March 16, 1996      6,800           3,009              75
     5 Year Life Property:
       Personal Property......   August 16, 1995        289             289              36
                                                                                     ------
                                                                                     $1,414
                                                                                     ======

(H) Reflects additional interest expense of $4,546 relating to the multifamily and industrial properties acquired by the Company, net of the reduction in interest due to the sale of the Company's Texas apartment portfolio of $746, which represents the actual interest relating to the Texas apartment portfolio for the year ended December 31, 1995. The additional interest expense associated with the borrowings used to finance the purchase of the multifamily and industrial properties acquired by the Company during 1995 and 1996, for the period prior to their acquisition, was calculated based on existing rates for assumed debt and the specific interest rates on new borrowings follows:

                                                                                  PRO FORMA
                                                                       INTEREST   INTEREST
                            PROPERTY                          DEBT       RATE      EXPENSE
     ------------------------------------------------------  -------   --------   ---------
     Konwiser Acquisition Properties.......................  $30,263      8.0%     $ 1,513
                                                              13,000      8.0%         650
                                                              24,850      5.7%         885
     Tukwila Business Park.................................   11,765      7.4%         838
     Pacific Gulf Business Park............................    8,000      7.3%         584
     Amortization of loan fees and financing costs on
       related borrowings financing the acquisitions.......                             76
                                                                                  ---------
                                                                                   $ 4,546
                                                                                  =========

(I) Reflects the actual revenues and certain expenses of the Acquisition Properties for the period indicated, adjusted to reflect increased property taxes based on the properties' acquisition cost and current property tax rates.

     Depreciation relating to the Acquisition Properties is computed utilizing the remaining estimated useful lives of approximately 40 years and the depreciable cost basis of the properties as follows:

                                                             PRO FORMA DEPRECIATION EXPENSE
                                        DEPRECIABLE      --------------------------------------
                           PURCHASE        BASIS         THREE MONTHS ENDED      YEAR ENDED
           PROPERTY         PRICE     (EXCLUDING LAND)     MARCH 31, 1996     DECEMBER 31, 1995
     --------------------  --------   ----------------   ------------------   -----------------
     Eden Landing........  $ 7,550        $  5,460              $ 34                $ 137
     Riverview...........    6,425           5,281                33                  132
     Essex Portfolio.....   15,050           9,465                59                  237
     Bell Ranch..........    3,750           3,000                19                   75
     North County........    6,350           3,169                20                   79
     San Marcos
       Commerce..........    2,710           1,871                12                   47
     Koll Pacific Park...    6,900           3,001                19                   75
     La Mirada...........    3,600           2,453                15                   61
                           -------         -------              ----                 ----
                           $52,335        $ 33,700              $211                $ 843
                           =======         =======              ====                 ====

     The additional interest expense is associated with the planned borrowings under the Company's acquisition line of credit which will be used, in part, to finance such acquisitions. The additional interest is calculated for the period indicated based on an interest rate of LIBOR plus 2%, the expected actual rate on the date of the borrowings. A .125% change in the interest rate on all variable rate debt would change the Company's pro forma interest expense by $13,000 for the three months ended March 31, 1996 and $54,000 for the year ended December 31, 1995.

     Interest expense relating to the Acquisition Properties is calculated as follows:

                                                                   PRO FORMA INTEREST EXPENSE
                                                                   ---------------------------
                                                                   THREE MONTHS
                                                                      ENDED        YEAR ENDED
                                                        INTEREST    MARCH 31,     DECEMBER 31,
                    PROPERTY                    DEBT      RATE         1996           1995
     ---------------------------------------   -------  --------   ------------   ------------
     Acquisition Properties.................   $23,817     7.4%        $443          $1,772
     Amortization of loan fees and financing
       costs on related borrowing financing
       the acquisitions.....................                              7              31
                                                                     ------       ------------
                                                                       $450          $1,803
                                                                   ============   ===========

(J) Represents the weighted average of common shares and common stock equivalents outstanding during the period indicated. Common Stock equivalents include stock options which are considered dilutive for purposes of computing primary earnings per share.

(K) Pro forma weighted average common shares include 2,015,581 shares of Common Stock to be issued as part of this Offering.

(L) Excludes the nonrecurring gain from the sale of the Texas apartment portfolio in November 1995 of $6,664.

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
Pacific Gulf Properties Inc.

     We have audited the accompanying statement of revenues and certain expenses of Bay San Marcos Industrial Park for the year ended December 31, 1995. The statement is the responsibility of management. Our responsibility is to express an opinion on the statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Registration Statement on Form S-3 of Pacific Gulf Properties Inc.) as described in Note 2 to the statement and is not intended to be a complete presentation of the revenues and expenses of Bay San Marcos Industrial Park.

     In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses, as defined above, of Bay San Marcos Industrial Park for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                             ERNST & YOUNG LLP

Newport Beach, California
April 25, 1996

                         BAY SAN MARCOS INDUSTRIAL PARK

                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1995
             AND THE THREE MONTHS ENDED MARCH 31, 1996 (UNAUDITED)

                                                                                   THREE MONTHS
                                                                   YEAR ENDED         ENDED
                                                                  DECEMBER 31,      MARCH 31,
                                                                      1995             1996
                                                                  ------------     ------------
                                                                                   (UNAUDITED)
REVENUES
  Rental and other income.......................................    $637,000         $148,000
CERTAIN EXPENSES
  Property operating and maintenance............................     101,000           30,000
  Real estate taxes.............................................      93,000           23,000
  Management fees...............................................      26,000            6,000
                                                                    --------         --------
                                                                     220,000           59,000
                                                                    --------         --------
REVENUES IN EXCESS OF CERTAIN EXPENSES..........................    $417,000         $ 89,000
                                                                    ========         ========

                            See accompanying notes.

                         BAY SAN MARCOS INDUSTRIAL PARK

              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                  FOR THE YEAR ENDED DECEMBER 31, 1995 AND THE
                 THREE MONTHS ENDED MARCH 31, 1996 (UNAUDITED)

1. ORGANIZATION

     Bay San Marcos Industrial Park (the "Property") contains 121,768 leasable square feet of industrial space and is located in San Marcos, California. Pacific Gulf Properties Inc. (the "Company") has contracted to acquire the Property.

2. BASIS OF PRESENTATION

     The statement of revenues and certain expenses presents the operations of the Property for the year ended December 31, 1995 and for the three months ended March 31, 1996 (unaudited) and has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Registration Statement on Form S-3 of the Company).

     Certain expenses that are dependent on the particular owner and the carrying value of the Property have been excluded from the statement. The excluded expenses consist primarily of depreciation, interest, and amortization of loan fees. Consequently, the revenues in excess of certain expenses as presented is not intended to be a complete presentation of the Property's revenues and expenses nor is it intended to be comparable to the proposed future operations of the Property.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Revenue Recognition

     The Property is generally leased to tenants under lease terms that are greater than a year and are accounted for as operating leases. Revenues from leases are recognized on a straight-line basis over the term of the related leases. Cost recoveries from tenants are recognized as income in the period the related costs are accrued.

  Capitalization Policy

     Recurring repair and maintenance costs are expensed as incurred. Major replacements and betterments are capitalized.

  Use of Estimates

     The preparation of the statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement. Actual results could differ from these estimates in the near term.

  Tenant Concentration

     At December 31, 1995 three tenants leased 68% of the Property's leaseable square footage. The rental revenue earned from each of these tenants totaled $170,000, $105,000 and $90,000 during the year ended December 31, 1995.

                         BAY SAN MARCOS INDUSTRIAL PARK

4. FUTURE MINIMUM LEASE PAYMENTS

     The Property is leased to tenants under leases expiring at various dates through the year 2000. These leases contain provisions for rent increases based on cost-of-living indices and certain leases contain renewal options. The minimum future lease payments to be received under the terms of these operating leases for each of the next five years ending December 31, are as follows:

            1996.....................................................  $ 436,000
            1997.....................................................    339,000
            1998.....................................................    254,000
            1999.....................................................     89,000
            2000.....................................................     15,000

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
Pacific Gulf Properties, Inc.

     We have audited the accompanying statement of revenues and certain expenses of Escondido Business Center for the year ended December 31, 1995. The statement is the responsibility of management. Our responsibility is to express an opinion on the statement based on our audit.

     We conducted our audit in accordance with generally accepted audited standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Registration Statement on Form S-3 of Pacific Gulf Properties, Inc.) as described in Note 2 to the statement and is not intended to be a complete presentation of the revenues and expenses of Escondido Business Center.

     In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses, as defined above, of Escondido Business Center for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                             ERNST & YOUNG LLP

West Palm Beach, Florida
April 25, 1996

                           ESCONDIDO BUSINESS CENTER

                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                  FOR THE YEAR ENDED DECEMBER 31, 1995 AND THE
                 THREE MONTHS ENDED MARCH 31, 1996 (UNAUDITED)

                                                                                  THREE MONTHS
                                                                                      ENDED
                                                                  YEAR ENDED        MARCH 31,
                                                                 DECEMBER 31,         1996
                                                                     1995         -------------
                                                                 ------------     (UNAUDITED)
REVENUES
  Rental and other income......................................   $1,233,000        $ 339,000
CERTAIN EXPENSES
  Property operating and maintenance...........................      307,000           66,000
  Real estate taxes............................................      118,000           22,000
  Management fees..............................................       42,000           12,000
                                                                  ----------         --------
                                                                     467,000          100,000
                                                                  ----------         --------
REVENUES IN EXCESS OF CERTAIN EXPENSES.........................   $  766,000        $ 239,000
                                                                  ==========         ========

                            See accompanying notes.

                           ESCONDIDO BUSINESS CENTER

              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1995
             AND THE THREE MONTHS ENDED MARCH 31, 1996 (UNAUDITED)

1. ORGANIZATION

     Escondido Business Center (the "Property") contains 251,464 leasable square feet of industrial space and is located in Escondido, California. Pacific Gulf Properties Inc. (the "Company") has contracted to acquire the Property.

2. BASIS OF PRESENTATION

     The statement of revenues and certain expenses presents the operations of the Property for the year ended December 31, 1995 and the three months ended March 31, 1996 (unaudited), and has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Registration Statement on Form S-3 of the Company).

     Certain expenses that are dependent on the particular owner and the carrying value of the Property have been excluded from the statement. The excluded expenses consist primarily of depreciation, amortization, interest and selected professional fees. Consequently, the revenues in excess of certain expenses as presented is not intended to be a complete presentation of the Property's revenues and expenses nor is it intended to be comparable to the proposed future operations of the Property.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Revenue Recognition

     The Property is generally leased to tenants under lease terms that are greater than one year and are accounted for as operating leases. Revenues from leases are recognized on a straight-line basis over the term of the related leases. Cost recoveries from tenants are recognized as income in the period the related costs are accrued.

  Capitalization Policy

     Recurring repair and maintenance costs are expensed as incurred. Major replacements and betterments are capitalized.

  Use of Estimates

     The preparation of the statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement. Actual results could differ from these estimates in the near term.

  Tenant Concentration

     At December 31, 1995, one tenant leased 8% of the Property's leasable square footage. The rental revenue earned from this tenant totaled $121,000 during the year ended December 31, 1995.

4. MANAGEMENT FEES

     The Property is subject to an agreement with MIG Management Services of California, Inc., a property management company affiliated with the current owner of the Property, to maintain and manage the operations of the Property. Management fees are based on 3.5% of total collected income, as defined, from the Property.

                           ESCONDIDO BUSINESS CENTER

5. FUTURE MINIMUM LEASE PAYMENTS

     The Property is leased to tenants under leases expiring at various dates through the year 2001. These leases contain provisions for rent increased based on cost-of-living indices and certain leases contain renewal options. The minimum future lease payments to be received under the terms of these operating leases for each of the next five years ending December 31 and thereafter, are as follows:

        1996............................................................  $1,023,000
        1997............................................................     724,000
        1998............................................................     281,000
        1999............................................................     133,000
        2000............................................................     108,000
        Thereafter......................................................       9,000

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
Pacific Gulf Properties Inc.

     We have audited the accompanying statement of revenues and certain expenses of Eden Landing Commerce Park for the year ended December 31, 1995. The statement is the responsibility of management. Our responsibility is to express an opinion on the statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Registration Statement on Form S-3 of Pacific Gulf Properties Inc.) as described in Note 2 to the statement and is not intended to be a complete presentation of the revenues and expenses of Eden Landing Commerce Park.

     In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses, as defined above, of Eden Landing Commerce Park for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                             ERNST & YOUNG LLP

Newport Beach, California
May 20, 1996

                           EDEN LANDING COMMERCE PARK

                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1995
             AND THE THREE MONTHS ENDED MARCH 31, 1996 (UNAUDITED)

                                                                                   THREE MONTHS
                                                                   YEAR ENDED         ENDED
                                                                  DECEMBER 31,      MARCH 31,
                                                                      1995             1996
                                                                  ------------     ------------
                                                                                   (UNAUDITED)
REVENUES
  Rental and other income.......................................   $1,270,000        $326,000
CERTAIN EXPENSES
  Property operating and maintenance............................      471,000         100,000
  Real estate taxes.............................................       54,000          14,000
  Management fees...............................................       57,000          15,000
                                                                     --------        --------
                                                                      582,000         129,000
                                                                     --------        --------
REVENUES IN EXCESS OF CERTAIN EXPENSES..........................   $  688,000        $197,000
                                                                     ========        ========

                            See accompanying notes.

                           EDEN LANDING COMMERCE PARK

              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                  FOR THE YEAR ENDED DECEMBER 31, 1995 AND THE
                 THREE MONTHS ENDED MARCH 31, 1996 (UNAUDITED)

1. ORGANIZATION

     Eden Landing Commerce Park (the "Property") contains 193,358 leasable square feet of industrial space and is located in Hayward, California. Pacific Gulf Properties Inc. (the "Company") has contracted to acquire the Property.

2. BASIS OF PRESENTATION

     The statement of revenues and certain expenses presents the operations of the Property for the year ended December 31, 1995 and for the three months ended March 31, 1996 (unaudited) and has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Registration Statement on Form S-3 of the Company).

     Certain expenses that are dependent on the particular owner and the carrying value of the Property have been excluded from the statement. The excluded expenses consist primarily of depreciation, interest, and amortization of loan fees. Consequently, the revenues in excess of certain expenses as presented is not intended to be a complete presentation of the Property's revenues and expenses nor is it intended to be comparable to the proposed future operations of the Property.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Revenue Recognition

     The Property is generally leased to tenants under lease terms that are greater than a year and are accounted for as operating leases. Revenues from leases are recognized on a straight-line basis over the term of the related leases. Cost recoveries from tenants are recognized as income in the period the related costs are accrued.

  Capitalization Policy

     Recurring repair and maintenance costs are expensed as incurred. Major replacements and betterments are capitalized.

  Use of Estimates

     The preparation of the statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement. Actual results could differ from these estimates in the near term.

4. MANAGEMENT FEES

     The Property is subject to an agreement with R&B Realty Group, a property management company, to maintain and manage the operations of the Property. Management fees are based on 4.5% of total collected income, as defined, from the Property.

                           EDEN LANDING COMMERCE PARK

5. FUTURE MINIMUM LEASE PAYMENTS

     The Property is leased to tenants under leases expiring at various dates
through the year      . These leases contain provisions for rent increases based on cost-of-living indices and certain leases contain renewal options. The minimum future lease payments to be received under the terms of these operating leases for each of the next five years ending December 31, are as follows:

            1996.....................................................    715,000
            1997.....................................................    334,000
            1998.....................................................    165,000
            1999.....................................................     80,000
            2000.....................................................     33,000

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
Pacific Gulf Properties Inc.

     We have audited the accompanying statement of revenues and certain expenses of Riverview Industrial Park for the year ended December 31, 1995. The statement is the responsibility of management. Our responsibility is to express an opinion on the statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Registration Statement on Form S-3 of Pacific Gulf Properties Inc.) as described in Note 2 to the statement and is not intended to be a complete presentation of the revenues and expenses of Riverview Industrial Park.

     In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses, as defined above, of Riverview Industrial Park for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                             ERNST & YOUNG LLP

Newport Beach, California
May 20, 1996

                           RIVERVIEW INDUSTRIAL PARK

                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1995
             AND THE THREE MONTHS ENDED MARCH 31, 1996 (UNAUDITED)

                                                                                   THREE MONTHS
                                                                   YEAR ENDED         ENDED
                                                                  DECEMBER 31,      MARCH 31,
                                                                      1995             1996
                                                                  ------------     ------------
                                                                                   (UNAUDITED)
REVENUES
  Rental and other income.......................................   $  938,000        $228,000
CERTAIN EXPENSES
  Property operating and maintenance............................      183,000          37,000
  Real estate taxes.............................................      104,000          27,000
  Management fees...............................................       68,000          17,000
                                                                     --------        --------
                                                                      355,000          81,000
                                                                     --------        --------
REVENUES IN EXCESS OF CERTAIN EXPENSES..........................   $  583,000        $147,000
                                                                     ========        ========

                            See accompanying notes.

                           RIVERVIEW INDUSTRIAL PARK

              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                  FOR THE YEAR ENDED DECEMBER 31, 1995 AND THE
                 THREE MONTHS ENDED MARCH 31, 1996 (UNAUDITED)

1. ORGANIZATION

     Riverview Industrial Park (the "Property") contains 297,180 leasable square feet of industrial space and is located in San Bernardino, California. Pacific Gulf Properties Inc. (the "Company") has contracted to acquire the Property.

2. BASIS OF PRESENTATION

     The statement of revenues and certain expenses presents the operations of the Property for the year ended December 31, 1995 and for the three months ended March 31, 1996 (unaudited) and has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Registration Statement on Form S-3 of the Company).

     Certain expenses that are dependent on the particular owner and the carrying value of the Property have been excluded from the statement. The excluded expenses consist primarily of depreciation, interest, and amortization of loan fees. Consequently, the revenues in excess of certain expenses as presented is not intended to be a complete presentation of the Property's revenues and expenses nor is it intended to be comparable to the proposed future operations of the Property.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Revenue Recognition

     The Property is generally leased to tenants under lease terms that are greater than a year and are accounted for as operating leases. Revenues from leases are recognized on a straight-line basis over the term of the related leases. Cost recoveries from tenants are recognized as income in the period the related costs are accrued.

  Capitalization Policy

     Recurring repair and maintenance costs are expensed as incurred. Major replacements and betterments are capitalized.

  Use of Estimates

     The preparation of the statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement. Actual results could differ from these estimates in the near term.

  Tenant Concentration

     At December 31, 1995 two tenants leased 60% of the Property's leasable square footage. The rental revenue earned from each of these two tenants totaled $400,000 and $260,000, for the year ended December 31, 1995.

4. MANAGEMENT FEES

     The Property is subject to an agreement with Ares Realty Capital, Inc., a property management company, to maintain and manage the operations of the Property. Management fees are based on a monthly payment of $2,843 plus an amount equal to the greater of $2,800 or 3% of monthly gross collections, as defined, from the Property.

                           RIVERVIEW INDUSTRIAL PARK

5. FUTURE MINIMUM LEASE PAYMENTS

     The Property is leased to tenants under leases expiring at various dates
through the year      . These leases contain provisions for rent increases based on cost-of-living indices and certain leases contain renewal options. The minimum future lease payments to be received under the terms of these operating leases for each of the next five years ending December 31, are as follows:

            1996.....................................................    728,000
            1997.....................................................    712,000
            1998.....................................................    678,000
            1999.....................................................    592,000
            2000.....................................................    346,000

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
Pacific Gulf Properties Inc.

     We have audited the accompanying statement of revenues and certain expenses of Pacific Park for the year ended December 31, 1995. The statement is the responsibility of management. Our responsibility is to express an opinion on the statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Registration Statement on Form S-3 of Pacific Gulf Properties Inc.) as described in Note 2 to the statement and is not intended to be a complete presentation of the revenues and expenses of Pacific Park.

     In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses, as defined above, of Pacific Park for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                             ERNST & YOUNG LLP

Newport Beach, California
May 20, 1996

                                  PACIFIC PARK

                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1995
             AND THE THREE MONTHS ENDED MARCH 31, 1996 (UNAUDITED)

                                                                                   THREE MONTHS
                                                                   YEAR ENDED         ENDED
                                                                  DECEMBER 31,      MARCH 31,
                                                                      1995             1996
                                                                  ------------     ------------
                                                                                   (UNAUDITED)
REVENUES
  Rental and other income.......................................   $  985,000        $250,000
CERTAIN EXPENSES
  Property operating and maintenance............................      179,000          37,000
  Real estate taxes.............................................       88,000          19,000
  Management fees...............................................       95,000          17,000
                                                                     --------        --------
                                                                      362,000          73,000
                                                                     --------        --------
REVENUES IN EXCESS OF CERTAIN EXPENSES..........................   $  623,000        $177,000
                                                                     ========        ========

                            See accompanying notes.

                                  PACIFIC PARK

              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                  FOR THE YEAR ENDED DECEMBER 31, 1995 AND THE
                 THREE MONTHS ENDED MARCH 31, 1996 (UNAUDITED)

1. ORGANIZATION

     Pacific Park (the "Property") contains 99,622 leasable square feet of industrial space and is located in Aliso Viejo, California. Pacific Gulf Properties Inc. (the "Company") has contracted to acquire the Property.

2. BASIS OF PRESENTATION

     The statement of revenues and certain expenses presents the operations of the Property for the year ended December 31, 1995 and for the three months ended March 31, 1996 (unaudited) and has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Registration Statement on Form S-3 of the Company).

     Certain expenses that are dependent on the particular owner and the carrying value of the Property have been excluded from the statement. The excluded expenses consist primarily of depreciation, interest, and amortization of loan fees. Consequently, the revenues in excess of certain expenses as presented is not intended to be a complete presentation of the Property's revenues and expenses nor is it intended to be comparable to the proposed future operations of the Property.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Revenue Recognition

     The Property is generally leased to tenants under lease terms that are greater than a year and are accounted for as operating leases. Revenues from leases are recognized on a straight-line basis over the term of the related leases. Cost recoveries from tenants are recognized as income in the period the related costs are accrued.

  Capitalization Policy

     Recurring repair and maintenance costs are expensed as incurred. Major replacements and betterments are capitalized.

  Use of Estimates

     The preparation of the statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement. Actual results could differ from these estimates in the near term.

4. MANAGEMENT FEES

     The Property is subject to an agreement with Koll Management Services, a property management company to maintain and manage the operations of the Property. Management fees are based on 3% of total rental income, as defined, from the Property and reimbursement of onsite property payroll and related costs. Reimbursed onsite property payroll and related costs totaled $65,000 and $9,500 for the year ended December 31, 1995 and the three months ended March 31, 1996, respectively.

                                  PACIFIC PARK

5. FUTURE MINIMUM LEASE PAYMENTS

     The Property is leased to tenants under leases expiring at various dates
through the year      . These leases contain provisions for rent increases based on cost-of-living indices and certain leases contain renewal options. The minimum future lease payments to be received under the terms of these operating leases for each of the next five years ending December 31, are as follows:

            1996.....................................................    804,000
            1997.....................................................    503,000
            1998.....................................................    287,000
            1999.....................................................    172,000
            2000.....................................................     17,000